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                                                                 EXHIBIT 10.66


                                   GUARANTEE

                 This GUARANTEE dated as of July 30, 1996 from the undersigned TITAN HOLDINGS, INC., a Texas corporation (together with its successors and assigns, the "Guarantor"), in favor of DRESDNER BANK AG, acting through its New York and Grand Cayman branches ("Dresdner"), BANK ONE TEXAS, N.A. ("Bank One") and NATIONSBANK OF TEXAS, N.A. ("Nationsbank") (Dresdner, Bank One and NationsBank, collectively, together with their respective successors, assigns and transferees, the "Lenders") and Dresdner Bank AG, New York Branch in its capacity as agent for the Lenders (together with its successors and assigns the "Agent") and as collateral agent (together with its successors and assigns the "Collateral Agent").

                 WHEREAS, the Guarantor desires the Agent and the Lenders to enter into that certain Loan Agreement (the "Agreement") among the Agent, the Lenders and Westchester Premium Acceptance Corporation (together with its successors and assigns, the "Borrower"), whereby the Lenders have agreed, inter alia, to from time to time make loans to the Borrower (the "Loans");

                 WHEREAS, the Guarantor is the indirect holder of 100% of the outstanding capital stock of the Borrower; and

                 WHEREAS, it is a condition precedent to the effectiveness of the Agreement that the Guarantor deliver this Guarantee.

                 WHEREAS, the capitalized terms used herein which are not defined herein are used herein as defined in the Agreement.

                 NOW, THEREFORE, in order to induce the Lenders the Agent and the Collateral Agent to enter into the Program Documents and for the Lenders to make the Loans and for other good and valuable consideration, receipt of which is hereby acknowledged, the Guarantor hereby agrees as follows:

                 1. Guarantee. The Guarantor does hereby acknowledge that it is fully aware of the Agreement and the other Program Documents and the transactions contemplated thereby, and does hereby irrevocably and unconditionally guarantee, as primary obligor and not as surety merely, without offset or reduction, irrespective of the validity,
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enforceability or effectiveness of the Agreement or any other Program Document and waiving all rights of objection and defenses arising therefrom, full and prompt payment to the Agent, the Collateral Agent and the Lenders (each a "Secured Party" and collectively the "Secured Parties") of all of the Borrower's Obligations and, as primary obligor and not merely as a surety, agrees to indemnify each of the Secured Parties from and against any loss any of them may incur as a result of or in connection with any of the Borrower's Obligations being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to any Secured Party (including, without limitation, the liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of, the Borrower, or the disaffirmance by the Borrower, any court of competent jurisdiction or any trustee in bankruptcy, receiver or similar official of the Borrower with respect to any Program Document to which the Borrower is a party in any such proceeding). The obligations of the Guarantor hereunder shall not be affected by the genuineness, validity, regularity or enforceability of any of the Borrower's Obligations, any Program Document or any other agreement to which the Borrower is a party, or any amendment, waiver or other modification of the Agreement or any other Program Document (except to the extent of such amendment, waiver or modification), or release or exchange of the Assigned Collateral (except to the extent of such release or exchange) without the consent of the Guarantor, any priority or preference to which any of the Borrower's Obligations may be entitled over any other Borrower's Obligations under the Agreement or any other Program Document or, to the fullest extent permitted by applicable law, any other circumstance which might otherwise constitute a legal or equitable defense to or discharge of the obligations of a surety or guarantor, including, without limitation, any defense arising out of any laws of the United States of America or any state thereof, which would either exempt, modify or delay the due or punctual payment and performance of th obligations of the Guarantor hereunder. This Guarantee is a guarantee of prompt payment and performance and not merely a guarantee of collecton. The Guarantor specifically agrees that it shall not be necessary or required, and that the Guarantor shall not be entitled to require, that any Person (i) file suit or proceed to obtain or assert a claim for





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personal judgment against the Borrower for the Borrower's Obligations, or (ii)
make any effort at collection of the Borrower's Obligations from the Borrower, or (iii) foreclose against or seek to realize upon any Assigned Collateral or other security now or hereafter existing for the Borrower's Obligations, or
(iv) file suit or proceed to obtain or assert a claim for personal judgment against any other Person liable for the Borrower's Obligations, or make any effort at collection of the Borrower's Obligations or the Assigned Collateral from any such other Person, or exercise or assert any other right or remedy to which any Person is or may be entitled in connection with the Borrower's Obligations, the Assigned Collateral or any security or other guaranty therefor, or (v) assert or file any claim against the assets of the Borrower or the Guarantor or any other guarantor or other Person liable for the Borrower's Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantor under this Guarantee or requiring payment or performance of said Borrower's Obligations by the Guarantor hereunder, or at any time thereafter.

                 2. Guarantor's Waivers. The Guarantor waives notice of the acceptance of this Guarantee and of the performance or nonperformance by the Borrower, demand for payment from the Borrower or any other Person and notice of nonpayment or failure to perform on the part of the Borrower, all demands whatsoever, and any other defense which may be available to the Guarantor under the applicable laws.

                 3. Nature of Guarantee. The obligations of the Guarantor shall be absolute and unconditional and shall remain in full force and effect until satisfaction of all of the Borrower's Obligations and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by the existence of any claims, set-off, defense or other rights which the Guarantor may have at any time and from time to time against the Borrower, whether in connection with the transactions contemplated by the Agreement, any other Program Document or any unrelated transactions. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Borrower's Obligation is rescinded or must otherwise be returned by the any Secured Party upon the insolvency, bankruptcy, reorganization or similar proceeding with respect to the Borrower, the





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Guarantor or otherwise, all as though such payment had not been made.

                 4. Amendments. No amendment of, or supplement to, this Guarantee, or waiver or modification, or consent under, the terms hereof, shall be effective unless evidenced by an instrument in writing signed by each of the parties hereto.

                 5. Payments. All payments hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any taxes, levies, fees, imposts, duties, expenses, commissions, withholdings, assessments or other charges, together with all penalties, fines, additions to tax and interest thereon (collectively, "Withholdings"). If any Withholdings shall be required by law to be deducted or withheld from any payment hereunder, the Guarantor shall increase the amount paid so that each of the Secured Parties, receives, after deduction or withholding on account of Withholdings required, the payment to be made by the Borrower pursuant to the Agreement or any other Program Document, or, in the case of payments required solely by virtue of this Guarantee, the full amount of the payment provided for in this Guarantee.

                 6. Guarantor's Representations. The Guarantor hereby represents and warrants to each of the Secured Parties as follows:

                  (a) The Guarantor is a corporation duly organized and validly existing pursuant to the laws of its domicile and has the power and authority to own and hold its properties wherever located and to enter into and perform its obligations under this Guarantee. The Guarantor has the power and authority to carry on its business as now conducted, to own or hold under lease the properties it holds itself out as owing or leasing and to enter into and perform its obligations under this Guarantee.

                  (b) The Guarantor has power and authority to issue this Guarantee, and the execution, delivery and performance by Guarantor of this Guarantee has been duly authorized by all necessary corporate and other action on the part of the Guarantor, does not require any approval or other action of the holders of any indebtedness or obligations of the Guarantor, except for such as have been obtained, and have been duly executed and delivered by the





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Guarantor, and neither the execution and delivery and performance thereof, nor the consummation of the transactions contemplated thereby, contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on the Guarantor or its assets, or contravenes or results in any breach of, or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other material agreement or instrument to which the Guarantor is a party or by which the Guarantor or its properties may at present be bound or affected.

                  (c) Neither the execution and delivery by the Guarantor of this Guarantee, nor the consummation of any of the transactions by the Guarantor contemplated hereby, (i) requires the consent or approval of or the giving of notice to, consent or approval or license of, or the registration with, or the taking of any other action in respect of, any Governmental Authority or any other Person or (ii) violates any Applicable Law.

                  (d) This Guarantee has been duly entered into and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with the terms hereof. The obligations of the Guarantor under this Guarantee rank, and until discharge in full will continue to rank, in right of payment and security at least pari passu in all respects with all unsecured and unsubordinated indebtedness for borrowed money of the Guarantor now or hereafter outstanding.

                  (e) No proceedings or action are pending and to the best of the Guarantor's knowledge, threatened against the Guarantor before any court or administrative agency which if adversely determined might materially adversely affect the ability of the Guarantor to perform its obligations under this Guarantee.

                  (f) It is not necessary (i) in order to exercise or enforce any rights under this Guarantee in the domicile of the Guarantor or
(ii) by reason of the entry into or performance of this Guarantee that any Secured Party or any beneficiary under this Guarantee be licensed, qualified or entitled to do business in the State of Texas.

                  (g)     The Guarantor has furnished to the Agent full





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and complete information as to its financial condition, and no material adverse change has occurred in the financial condition of the Guarantor since the date as of which such financial information was furnished.

                 7. Covenants. The Guarantor hereby covenants that, so long as this Guarantee shall remain in effect it will comply with all of its covenants and agreements set forth in the Titan Loan Agreement.

                 8. GOVERNING LAW. THIS GUARANTEE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 9. SUBMISSION TO JURISDICTION. THE GUARANTOR (I) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT OF THE UNITED STATES LOCATED IN NEW YORK STATE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS GUARANTEE, THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT BY ANY SECURED PARTY, OR THEIR SUCCESSORS OR ASSIGNS, AND (II) HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTEE OR THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURTS. THE GUARANTOR HEREBY IRREVOCABLY AND GENERALLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, RETURN RECEIPT REQUESTED AT THE NEW YORK CITY OFFICES OF MAYER, BROWN & PLATT, WHICH THE GUARANTOR HEREBY IRREVOCABLY DESIGNATES AND APPOINTS ITS ATTORNEY-IN-FACT, AND MAYER, BROWN & PLATT IS IRREVOCABLY DESIGNATED AND APPOINTED AND SET AS THE DOMICILE TO RECEIVE SERVICE OF PROCESS IN ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER AS TO WHICH IT SUBMITS TO JURISDICTION AS SET FORTH ABOVE, IT BEING AGREED THAT SERVICE UPON SUCH ATTORNEY-IN-FACT SHALL CONSTITUTE VALID SERVICE UPON THE GUARANTOR OR ITS SUCCESSORS OR ASSIGNS. THE GUARANTOR HEREBY AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS DESIGNATION OF MAYER, BROWN & PLATT, AS ITS PROCESS AGENT SET FORTH ABOVE IS MADE FOR THE EXPRESS BENEFIT OF THE SECURED PARTIES. FINAL JUDGMENT AGAINST THE GUARANTOR IN ANY SUIT IN ANY COURT





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REFERRED TO ABOVE SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE GUARANTOR THEREIN DESCRIBED; PROVIDED, ALWAYS THAT THE PLAINTIFF MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST THE GUARANTOR OR ANY OF ITS ASSETS IN THE COURTS OF ANY COUNTRY OR PLACE WHERE THE GUARANTOR OR SUCH ASSETS MAY BE FOUND.

                 10. Time is of the Essence. Time and strict and punctual performance are of the essence with respect to each provision of this Guarantee.

                 11. Subrogation. The Guarantor hereby agrees that it shall not be subrogated, in whole or in part, to the rights of each Secured Party against the Borrower or any other Person under any document or instrument evidencing the Borrower's Obligations until all the Borrower's Obligations now existing or hereafter entered into have been paid or performed in full.

                 12. WAIVER OF TRIAL BY JURY. THE GUARANTOR AND THE AGENT AND THE LENDERS BY THEIR ACCEPTANCE HEREOF HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTEE.

                 13. Entire Agreement. This Guarantee (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Guarantor and the Secured Parties, with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and (c) shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of, and shall be enforceable by, each of the Secured Parties.

                 14. Notices. Except where telephonic (which shall be confirmed in writing promptly) instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given under this Guarantee shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid,





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return receipt requested, or by facsimile, or telegram (with messenger delivery specified in the case of a telegram), and shall be deemed to be given for purposes of this Guarantee on the date on which such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 14 (except that any notice sent by registered or certified mail shall be deemed to have been given on the fifth Business Day after such notice is deposited for delivery in the United States mail). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 14, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

                          (a) with respect to the Guarantor:

                                  Titan Holdings, Inc.
                                  1020 N.E. Loop 410
                                  San Antonio, Texas  78209

                                  Attention:  Chief Financial Officer
                                  Telephone:  (210) 824-4546
                                  Facsimile:  (210) 824-3681

                          (b) with respect to the Agent, the Collateral Agent
                              or Dresdner:

                                  Dresdner Bank AG, New York
                                   Branch
                                  75 Wall Street
                                  New York, New York 10005
                                  Attention:  Mr. Lloyd C. Stevens
                                  Telephone:  (212) 429-2229
                                  Facsimile:  (212) 429-2524

                                  with a copy to:

                                  Dresdner Bank AG,
                                    New York Branch
                                  75 Wall Street
                                  New York, New York  10005





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                                  Attention:  Credit Services Department

                          (c) with respect to Bank One:

                                  Bank One Texas, N.A.
                                  105 South St. Mary's Street
                                  San Antonio, Texas 78205
                                  Attention: Mr. Charles T. Bridgman
                                              Senior Vice President
                                  Telephone:  (210) 271-8680
                                  Facsimile:  (210) 271-6588

                                  with a copy to:

                                  Bank One Texas, N.A.
                                  1717 Main Street, 4th Floor
                                  Bank One Center
                                  Dallas, Texas  75201
                                  Attention:  Mr. James V. Miller
                                               Vice President
                                  Telephone:  (214) 290-2309
                                  Facsimile:  (214) 290-2332

                          (d)  with respect to NationsBank:

                                  NationsBank of Texas, N.A.
                                  300 Convent Street
                                  San Antonio, Texas  78205
                                  Attention:  Mr. D. Kirk McDonald
                                               Senior Vice President
                                  Telephone:  (210) 270-5300
                                  Facsimile:  (210) 270-5569

Any party may designate a different or additional address for the delivery of notices by providing notice thereof to the other parties. Except as provided to the contrary above, all notices, demands, and other communications shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt. Rejection or other refusal to accept notices, demands, or other communications shall be of no effect, and all notices, demands, and other communications which are rejected or acceptance of which is refused shall be deemed to be effective upon the date on which the same were rejected or refused.





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                 15.  Enforcement.  The Guarantor agrees to pay to each Secured
Party any and all reasonable costs and expenses incurred by such Secured Party and their successors or assigns, including reasonable attorneys' fees and court costs, in enforcing this Guarantee.

                 16. Assignment. The Guarantor's obligations hereunder may not be assigned by the Guarantor either in whole or in part and any attempted assignment shall be void.





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                 IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed as of the date first hereinabove set forth.


                                        TITAN HOLDINGS, INC.


                                        By
                                           -----------------------------------
                                           Name:
                                           Title: